Protective Life Dynamic Allocation Series - Conservative Portfolio

Schedule of Investments (unaudited)

September 30, 2023

Shares or Principal Amounts		Value
Investment Companies– 82.1%
Exchange-Traded Funds (ETFs) – 82.1%
Franklin FTSE Japan	38,916	$1,029,328
Franklin FTSE United Kingdom#	87,553	2,093,480
Invesco NASDAQ 100	15,859	2,337,775
iShares Core U.S. Aggregate Bondë	221,252	20,806,538
JPMorgan BetaBuilders Developed Asia ex-Japan	5,695	256,446
Vanguard FTSE Europe	8,691	503,470
Vanguard S&P 500	15,847	6,223,117
Vanguard Small-Cap	4,059	767,435
Total Investment Companies (cost $35,691,151)		34,017,589
Repurchase Agreements– 7.5%
ING Financial Markets LLC, Joint repurchase agreement, 5.3000%, dated 9/29/23, maturing 10/2/23 to be repurchased at $1,600,707 collateralized by $1,722,008 in U.S. Treasuries 0% - 4.5000%, 10/5/23 - 2/15/53 with a value of $1,632,721	$1,600,000	1,600,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 5.2700%, dated 9/29/23, maturing 10/2/23 to be repurchased at $1,500,659 collateralized by $229,690 in U.S. Government Agencies 6.3650%, 8/25/53 and $1,416,942 in U.S. Treasuries 0% - 5.6028%, 1/11/24 - 2/15/33 with a value of $1,530,672	1,500,000	1,500,000
Total Repurchase Agreements (cost $3,100,000)		3,100,000
Investments Purchased with Cash Collateral from Securities Lending– 1.1%
Investment Companies – 0.9%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº,£	358,680	358,680
Time Deposits – 0.2%
Royal Bank of Canada, 5.3100%, 10/2/23	$89,670	89,670
Total Investments Purchased with Cash Collateral from Securities Lending (cost $448,350)		448,350
Total Investments (total cost $39,239,501) – 90.7%		37,565,939
Cash, Receivables and Other Assets, net of Liabilities – 9.3%		3,869,604
Net Assets – 100%		$41,435,543

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	$33,193∆	$-	$-	$358,680

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 9/30/23
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 5.2832%ºº	3,044,970	67,003,896	(69,690,186)	358,680

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of September 30, 2023.

#	Loaned security; a portion of the security is on loan at September 30, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$34,017,589	$-	$-
Repurchase Agreements	-	3,100,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	448,350	-
Total Assets	$34,017,589	$3,548,350	$-

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.

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